UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 12, 2005
NYMAGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)
New York

(State or Other Jurisdiction of Incorporation)

1-11238	13-3534162

(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 551-0600

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
On February 20, 2002, certain shareholders of NYMAGIC, INC. (the “Company”) entered into a voting agreement with Mariner Partners, Inc. (“Mariner”), which was amended from time to time (the “Voting Agreement”). The Voting Agreement, as amended through February 24, 2004, was filed as an Exhibit to the Company’s Form 10-K for the year ended December 31, 2004. The terms of this voting agreement were amended and restated on October 12, 2005 (the “A/R Voting Agreement”). The parties to the A/R Voting Agreement are (i) Mariner, and (ii) Mark W. Blackman, Lionshead Investments, LLC (“Lionshead Investments”) and Robert G. Simses as trustee of the Louise B. Tollefson 2000 Florida Intangible Tax Trust and as trustee of the Louise B. Blackman Tollefson Family Foundation (collectively, the “Participating Shareholders”).
Mariner is an investment management company founded by William J. Michaelcheck, a member of the Company’s Board of Directors (the “Board”). Mr. Michaelcheck is the majority shareholder of Mariner. Mark W. Blackman is a son of the Company’s founder and is currently the Executive Vice President and Chief Underwriting Officer of the Company. John N. Blackman, Jr., a son of the Company’s founder, is a Participating Shareholder in his capacity as controlling member of Lionshead Investments. Robert G. Simses, a member of the Board of Directors, is a Participating Shareholder in his capacity as sole trustee of the Louise B. Tollefson 2000 Florida Intangible Tax Trust and as trustee of the Louise B. Blackman Tollefson Family Foundation.
Pursuant to the A/R Voting Agreement, Mariner has been granted the right, with (and only with) the written approval of two of the three Participating Shareholders, to exercise all of the rights of a shareholder of NYMAGIC and to vote the Voting Shares (as defined below) at all meetings of shareholders. In the event that two of the three Participating Shareholders fail to approve any vote by Mariner on any matter, Mariner shall not vote on such matter, and Mariner’s non-voting will not entitle any Participating Shareholder to instead vote his or its Voting Shares on that matter. Mariner does not have the right to vote on or consent to (a) the merger or consolidation of NYMAGIC into or with another corporation, (b) the sale of all or substantially all of its assets, (c) its dissolution and/or liquidation, or (d) any recapitalization or stock offering of NYMAGIC, unless two of the three Participating Shareholders consent in writing. In the event that two of the three Participating Shareholders fail to approve any vote by Mariner on any matter referred to in the preceding sentence, Mariner shall not vote on such matter and instead each Participating Shareholder may vote his or its Voting Shares on that matter.
The following shares are currently subject to the A/R Voting Agreement (the “Voting Shares”):
(i)	225,000 Shares of NYMAGIC held by Mark W. Blackman;

(ii)	225,000 Shares of NYMAGIC held by Lionshead Investments; and

(iii)	861,409 Shares of NYMAGIC held by the Louise B. Tollefson 2000 Florida Intangible Tax Trust and 38,591 shares held by the Louise B. Blackman Tollefson Family Foundation.

Pursuant to the terms of the A/R Voting Agreement, (i) Mariner is entitled to nominate four candidates for election to the Board; (ii) Robert G. Simses is entitled to nominate two candidates for election to the Board, including himself; (iii) Mark W. Blackman is entitled to nominate one candidate for election to the Board; and (iv) Lionshead Investments is entitled to nominate one candidate for election to the Board, provided that one of the candidates nominated to the Board by Robert G. Simses and each of the candidates nominated to the Board by Mark W. Blackman and Lionshead Investments qualify as independent directors in accordance with the Rules of the New York Stock Exchange and all other applicable laws and regulations that may be enacted from time to time (“Independent Directors”). The Chief Executive Officer of NYMAGIC is entitled to nominate three directors for election to the Board, all of whom shall be Independent Directors.
The Participating Shareholders have agreed, consistent with director fiduciary duties, to cause their nominees to the Board to vote for one of the Mariner-nominated members of the Board, as designated by Mariner, as Chairman of each meeting. If any of Robert G. Simses, Mark W. Blackman, or Lionshead Investments does not nominate a candidate for the Board as authorized under the terms of the A/R Voting Agreement, Mariner is entitled to nominate a number of candidates equal to the number not nominated by these individuals.
The A/R Voting Agreement also gives Mariner the right to purchase at any time and from time to time up to 1,350,000 shares of NYMAGIC from the Participating Shareholders in the amounts set forth below:
(i)	Mark W. Blackman — 225,000 shares;

(ii)	Lionshead Investments — 225,000 shares; and

(iii)	The Louise Blackman Trustee — 900,000 Louise Blackman Shares, provided that the Louise Blackman Trustee shall have the sole power to determine the number of shares to be provided by either of the Louise Blackman Trusts.
The exercise price for the options is based on the date the option is exercised. At the time the A/R Voting Agreement was signed, the option exercise price was $22.50, with the exercise price increasing $0.25 per share every three months, subject to deduction for the cumulative amount of dividends paid by NYMAGIC in respect of each share of its common stock from January 31, 2003 through to the date Mariner purchases such option shares.
The A/R Voting Agreement will terminate upon the earliest to occur of the following dates:
(i)	December 31, 2010;

(ii)	the merger or consolidation of NYMAGIC into another corporation, the sale of all or substantially all its assets or its dissolution and/or its liquidation;

(iii)	immediately upon the resignation of Mariner as an advisor to NYMAGIC; or

(iv)	upon written notice of such termination to Mariner from all of the Participating Shareholders, provided, that the options shall continue in full force and effect until the close of business on December 31, 2010.
The Participating Shareholders may transfer their Voting Shares; provided that the transferred shares remain subject to the A/R Voting Agreement.
The A/R Voting Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Voting Agreement dated as of October 12, 2005 (filed herewith)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli
	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer

Date: October 13, 2005